UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 9, 2015

Calpian, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
(a) Material Definitive Agreements
On March 23, 2012, we entered a Memorandum of Understanding (‘MOU’) amongst Calpian, Inc., Digital Payments Processing Limited (‘DPPL’) and My Mobile Payments Limited (‘MMPL’) and certain MMPL founders have executed a Share Subscription and Share Holders Agreement. The parties agreed to undertake that if and when the Indian regulations permit the foreign direct investment into the business activities into which MMPL is involved and Calpian opts for the merger, the Parties shall forthwith cause the merger of DPPL into MMPL. The MOU specifies terms and conditions on which the proposed merger of DPPL into MMPL would take place and also the terms and conditions which would be applicable pursuant to the merger.

On August 30, 2013, Calpian, Inc. executed a first amendment to our Memorandum of Understanding that was executed on March 23, 2012. Calpian, Inc., Digital Payments Processing Limited (‘DPPL’) and My Mobile Payments Limited (‘MMPL’) and certain MMPL founders have mutually revised certain commercial obligations and updated certain clauses within the original MOU.

The following agreements are attached as Exhibit 99.1 and 99.2 to this Form 8-K and incorporated by reference into this Form 8-K:

(i)	Memo of Understanding – March 23, 2012

(ii)	First Amendment to Memo of Understanding – August 30, 2013

Item 9.01    Financial Statements and Exhibits.
(b)    Financial Information.
The following financial information related to our subsidiaries Digital Payments Processing Limited and My Mobile Payments Limited is attached as Exhibit 99.3, 99.4, 99.5 and 99.6 to this Form 8-K and incorporated by reference into this Form 8-K:
(i)    Audited Financial Statements of Digital Payments Processing Limited for the year-ended March 31, 2013; and
(ii)   Unaudited Interim Financial Statements of Digital Payments Processing Limited for the six months ended September 30, 2013; and
(iii) Audited Financial Statements of My Mobile Payments Limited for the year-ended March 31, 2013; and
(iv)   Unaudited Interim Financial Statements of My Mobile Payments Limited for the six months ended September 30, 2013.

(c)    The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Memo of Understanding
99.2	First Amendment to MOU 083013
99.3	Audited Financial Statements of DPPL 033113
99.4	Unaudited Interim Financial Statements of DPPL 093013
99.5	Audited Financial Statements of MMPL 033113
99.6	Unaudited Interim Financial Statements of MMPL 093013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CALPIAN, INC.

Date: April 9, 2015	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

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